UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest reported event): February 26, 2010
BPW ACQUISITION CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33979	26-1259837
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
750 Washington Boulevard, Stamford, Connecticut 06901
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (203) 653-5800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EX-23.1
EX-99.1

Item 8.01 Other Events.
This Current Report on Form 8-K is being filed by BPW Acquisition Corp. (“BPW”) to include BPW’s audited financial statements, and notes thereto, for the fiscal years ended December 31, 2009 and 2008. These financial statements will be available for incorporation by reference into certain filings with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, including registration statements.
***
Important Additional Information and Where to Find It
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The Talbots Inc. (“Talbots”) has filed with the SEC, and the SEC has declared effective, a Registration Statement on Form S-4 containing a Prospectus/Proxy Statement/Information Statement regarding the transactions contemplated by the Agreement and Plan of Merger, dated as of December 8, 2009, by and among Talbots, BPW and Tailor Acquisition, Inc. (“Merger Sub”), as amended by the First Amendment to the Agreement and Plan of Merger, dated as of February 16, 2010, by and among Talbots, BPW and Merger Sub. The final Prospectus/Proxy Statement/Information Statement and a supplement thereto regarding the proposed transaction have been mailed to stockholders of Talbots and BPW. Talbots intends to file a tender offer statement and other documents, as required, with the SEC in connection with a related exchange offer for warrants to purchase shares of BPW common stock. Investors and security holders are urged to read the final Prospectus/Proxy Statement/Information Statement, the supplement, the tender offer statement, any amendments or supplements thereto and any other relevant documents filed with the SEC when available carefully because they contain important information. Investors and security holders will be able to obtain free copies of the Registration Statement, the final Prospectus/Proxy Statement/Information Statement, the supplement, the tender offer statement, any amendments or supplements thereto and other documents filed with the SEC by Talbots and BPW through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statement, the final Prospectus/Proxy Statement/Information Statement, the supplement, the tender offer statement and any amendments or supplements thereto and other related documents filed by Talbots with the SEC when they become available from Talbots by requesting them in writing at Investor Relations Department, One Talbots Drive, Hingham, MA 02043, or by telephone at (781) 741-4500. The documents filed by BPW may also be obtained by requesting them in writing to BPW at BPW Acquisition Corp., Doug McGovern at BPW Acquisition Corp., 767 Fifth Avenue, 5th Floor, NY, NY 10153, or by telephone at (212) 287-3200.
Item 9.01 Financial Statements and Exhibits.

Exhibit
Number	Description of Exhibit

23.1	Consent of Independent Registered Public Accounting Firm of BPW Acquisition Corp., Rothstein, Kass & Company, P.C.
99.1	BPW Acquisition Corp. audited financial statements for the years ended December 31, 2009 and 2008.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2010	BPW ACQUISITION CORP.
	By:	/s/ Gary Barancik
		Name:	Gary Barancik
		Title:	CEO

Exhibit Index

Exhibit
Number	Description of Exhibit

23.1	Consent of Independent Registered Public Accounting Firm of BPW Acquisition Corp., Rothstein, Kass & Company, P.C.
99.1	BPW Acquisition Corp. audited financial statements for the years ended December 31, 2009 and 2008.